UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

THE READER'S DIGEST ASSOCIATION, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10434 (Commission File Number)	13-1726769 (I.R.S. Employer Identification Number)
Pleasantville, New York (Address of principal executive offices)	10570-7000 (Zip Code)

Registrant's telephone number, including area code:
(914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 23 pages.

SECTION 2. FINANCIAL INFORMATION

ITEM 2.02. Results of Operations and Financial Condition.

Furnished herewith are the following:

Exhibit Number	Description
99.1	The Reader’s Digest Association, Inc.’s news release, issued on October 26, 2006, relating to earnings.
99.2	Remarks delivered by Eric W. Schrier, President and Chief Executive Officer, to analysts and investors on October 26, 2006.
99.3	Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on October 26, 2006.

SECTION 7. REGULATION FD

ITEM 7.01. Regulation FD Disclosure.

Furnished herewith are the following:

Exhibit Number	Description
99.1	The Reader’s Digest Association, Inc.’s news release, issued on October 26, 2006, relating to earnings.
99.2	Remarks delivered by Eric W. Schrier, President and Chief Executive Officer, to analysts and investors on October 26, 2006.
99.3	Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on October 26, 2006.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Furnished herewith are the following:

Exhibit Number	Description
99.1	The Reader’s Digest Association, Inc.’s news release, issued on October 26, 2006, relating to earnings.
99.2	Remarks delivered by Eric W. Schrier, President and Chief Executive Officer, to analysts and investors on October 26, 2006.
99.3	Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on October 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.
(Registrant)

Date: October 26, 2006	/s/ Michael S. Geltzeiler
Michael S. Geltzeiler
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	The Reader’s Digest Association, Inc.’s news release, issued on October 26, 2006, relating to earnings.
99.2	Remarks delivered by Eric W. Schrier, President and Chief Executive Officer, to analysts and investors on October 26, 2006.
99.3	Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on October 26, 2006.